                                                                    EXHIBIT 4.1

TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

    COMMON STOCK           [MIDWAY GAMES INC. LOGO]            COMMON STOCK

       NUMBER                                                      SHARES

INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE                                  CUSIP 598148 10 4

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

     THIS CERTIFIES THAT





     is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF
                                $.01 PER SHARE OF

===============================MIDWAY GAMES INC.================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

         This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

  VICE PRESIDENT AND SECRETARY             CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           COUNTERSIGNED AND REGISTERED:
                                         THE BANK OF NEW YORK
                                                              TRANSFER AGENT
                                                               AND REGISTRAR

                               BY
                                                            AUTHORIZED SIGNATURE

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN  -- as joint tenants with right of
                    survivorship and not as tenants
                    in common

UNIF GIFT MIN ACT --                 Custodian
                     ---------------           ---------------
                         (Cust)                    (Minor)
                     under Uniform Gifts to Minors

                     Act
                         -------------------------
                                 (State)


    Additional abbreviations may also be used though not in the above list.



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated
      ---------------------------

                                        ----------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER. THE
                                        SIGNATURE OF THE PERSON EXECUTING THIS
                                        POWER MUST BE GUARANTEED BY AN ELIGIBLE
                                        GUARANTOR INSTITUTION SUCH AS A
                                        COMMERCIAL BANK, TRUST COMPANY,
                                        SECURITIES BROKER/DEALER, CREDIT UNION,
                                        OR A SAVINGS ASSOCIATION PARTICIPATING
                                        IN A MEDALLION PROGRAM APPROVED BY THE
                                        SECURITIES TRANSFER ASSOCIATION, INC.